SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Versatel Telecom International N.V.
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             (Exact name of registrant as specified in its charter)


        The Netherlands                                  None
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   (State of incorporation or organization) (IRS Employer Identification No.)


Paalbergweg 36, 1105 BV Amsterdam-Zuidoost, The Netherlands         N/A
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   (Address of principal                                        (Zip Code)
     executive offices)


        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                        Name of each exchange on which
to be so registered                        each class is to be registered

    None                                               None


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) please check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) please check the following box [X]

Securities Act registration statement file number to which this form relates:
   333-81333


        Securities to be registered pursuant to Section 12(g) of the Act:

                       Ordinary Shares, par value NLG 0.05
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                                 (Title of class)


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Item 1.     Description of Registrant's Securities to be Registered

            A description of the securities to be registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, is incorporated herein by reference to the information set forth under the heading "Description of Capital Stock" in the prospectus included in the Registrant's Registration Statement on Form F-1 (Registration No. 333-81333) filed with the Securities and Exchange Commission on June 30, 1999 pursuant to the Securities Act of 1933, as amended.


Item 2.     Exhibits

            The Exhibits listed below are filed herewith:

Exhibit No.                   Description
-----------                   -----------

1. (1)                  Deed of Incorporation of the Company

2. (2)                  Articles of Association of the Company


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(1) Previously filed as an exhibit the Company's Registration Statement on Form
    F-4 (File number 333-599790) initially filed with the Securities and Exchange Commission on July 27, 1998 and incorporated herein by reference.

(2) Previously filed as an exhibit the Company's Registration Statement on Form F-1 (File number 333-81333) initially filed with the Securities and Exchange Commission on June 9, 1999 and incorporated herein by reference.

                                  SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          VersaTel Telecom International N.V.

Date: July 20, 1999


                                          By: /s/ Raj Raithatha
                                              ----------------------------------
                                                Raj Raithatha
                                                Chief Financial Officer

                                EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------

1. (1)                  Deed of Incorporation of the Company

2. (2)                  Articles of Association of the Company

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(1) Previously filed as an exhibit the Company's Registration Statement on Form
    F-4 (File number 333-599790) initially filed with the Securities and Exchange Commission on July 27, 1998 and incorporated herein by reference.

(2) Previously filed as an exhibit the Company's Registration Statement on Form F-1 (File number 333-81333) initially filed with the Securities and Exchange Commission on June 9, 1999 and incorporated herein by reference.